UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 27, 2004
Date of Report (Date of earliest event reported)

APPLERA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-4389	06-1534213
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 Merritt 7
Norwalk, Connecticut 06851
(Address of Principal Executive Offices, Including Zip Code)

(203) 840-2000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed with this Report:

Exhibit No.	Description

99.1	Press Release issued April 27, 2004, with respect to financial results for Applera Corporation and Applera’s Applied Biosystems Group.

99.2	Press Release issued April 27, 2004, with respect to financial results for Applera Corporation and Applera’s Celera Genomics Group.

Item 12. Results of Operations and Financial Condition.

On April 27, 2004, Applera Corporation (“Applera”) announced financial results for Applera and its business units for the third quarter of its 2004 fiscal year. Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of a press release issued on April 27, 2004, with respect to financial results for the third quarter of fiscal year 2004 of Applera and Applera’s Applied Biosystems Group, and attached hereto as Exhibit 99.2 and incorporated by reference herein is the text of a press release issued on April 27, 2004, with respect to financial results for the third quarter of fiscal year 2004 of Applera and Applera’s Celera Genomics Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLERA CORPORATION

By:	/s/ Dennis L. Winger
Dennis L. Winger
Senior Vice President and
Chief Financial Officer

Dated: April 27, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued April 27, 2004, with respect to financial results for Applera and Applera’s Applied Biosystems Group.

99.2	Press Release issued April 27, 2004, with respect to financial results for Applera and Applera’s Celera Genomics Group.